UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2008

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 23, 2008, MediciNova, Inc. (the “Registrant”) issued a press release announcing its proposal to acquire Avigen, Inc. (“Avigen”). The proposal was communicated on December 22, 2008, in a letter from Jeff Himawan, Ph.D., the Chairman of the Board of the Registrant, to Zola Horovitz, Ph.D., the Chairman of the Board of Avigen. Attached as Exhibit 99.1 hereto is a copy of the letter delivered to Dr. Horowitz on December 22, 2008. Attached as Exhibit 99.2 hereto is a copy of the press release issued by the Registrant on December 23, 2008.

The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter to Avigen, Inc. dated December 22, 2008.

99.2	Press Release issued December 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2008

MEDICINOVA, INC.

By:	/s/ Shintaro Asako
Shintaro Asako Chief Financial Officer

EXHIBIT INDEX

EXHIBITS

99.1	Letter to Avigen, Inc. dated December 22, 2008.

99.2	Press Release issued December 23, 2008.